UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 20, 2023
MYR GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	1-08325	36-3158643
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12121 Grant Street,		Suite 610
Thornton,	CO		80241
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code:  (303) 286-8000
None
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MYRG	The Nasdaq Stock Market, LLC
(Nasdaq Global Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
MYR Group, Inc.’s (“MYR” or the “Company”) Corporate Governance Principles provide that directors are expected to tender their resignations immediately after the first annual meeting of stockholders following their 72nd birthday. In accordance with this policy, on April 20, 2023, Maurice E. Moore notified the Company of his decision to retire as a member of the board of directors (the “Board”), effective as of April 21, 2023. Mr. Moore served as a director since 2010 and as Chair of the Audit Committee. Mr. Moore’s retirement is not the result of any disagreement with the Company or the Board, and management expressed sincere appreciation for his 13 years of dutiful service. Mr. Moore was a Class II director. Following the resignations of Mr. Moore the Board approved a reduction in the size of the Board from nine directors to eight directors and a reduction in the size of Board Class II from three directors to two directors, effective April 21, 2023.
Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
    The Company held its 2023 Annual Meeting of Stockholders on April 20, 2023 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the amendment of Article FIFTH of the Company’s Certificate of Incorporation to declassify the Board (the “Charter Amendment”). Pursuant to the Charter Amendment, the declassification of the Board will be phased in over the next three years, as described in MYR’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on March 6, 2023 (the “2023 Proxy Statement”).
In connection with the Charter Amendment, the Board approved conforming amendments to the Company’s By-Laws (the “By-Law Amendments”) to effect a phased-in declassification of the Board over the next three years, which amendments were contingent upon stockholder approval and implementation of the Charter Amendment. On April 20, 2023 (the “Effective Date”), the Company filed a Certificate of Amendment with the Secretary of State of the State of Delaware implementing the Charter Amendment. Consequently, the By-Law Amendments were also implemented on the Effective Date.
The foregoing descriptions are qualified in their entirety by reference to the complete texts of the Certificate of Amendment and the Company’s Amended and Restated By-Laws, which are attached hereto as Exhibit 3.1 and 3.2, respectively, and are incorporated herein by reference.
Item 5.07    Submission of Matters to a Vote of Security Holders.
At the Annual Meeting on April 20, 2023, the Company’s stockholders considered five proposals, each of which is described in more detail in the 2023 Proxy Statement. The matters voted upon at the Annual Meeting and the results of the votes were as follows:
Proposal 1. Election of Three Class I Director Nominees for Three-Year Terms. The stockholders elected three Class I director nominees, Kenneth M. Hartwick, Jennifer E. Lowry, and Richard S. Swartz, each to serve a three-year term expiring at the 2026 Annual Meeting of Stockholders or until his successor has been duly elected and qualified.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Kenneth M. Hartwick	13,303,279	544,170	3,892	608,916
Jennifer E. Lowry	13,681,313	167,042	2,986	608,916
Richard S. Swartz	13,675,395	171,789	4,157	608,916
Each of the following Class II and Class III directors will continue to hold office until his or her respective term expires: Donald C.I. Lucky, Shirin O'Connor, Bradley T. Favreau, Ajoy H. Karna and William D. Patterson.
Proposal 2. Advisory Approval of the Compensation of Our Named Executive Officers. The stockholders approved the resolution on executive compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,915,078	924,308	11,955	608,916

Proposal 3. Advisory Approval of the Frequency of the Advisory Approval of the Compensation of Our Named Executive Officers. The stockholders voted for the frequency of the advisory approval of the compensation of our named executives to be every one year. In accordance with the Board’s recommendation and in light of such vote, the Company determined that the advisory vote to approve the compensation of our named executive officers will be held every one year until the next required vote on the frequency of the advisory approval of the compensation of our named executives.

Votes For Every One Year	Votes For Every Two Years	Votes For Every Three Years	Abstentions	Broker Non-Votes
12,672,509	2,384	1,159,114	17,334	608,916
Proposal 4. Approval of the Amendment of Article Fifth of Our Certificate of Incorporation To Declassify the Board. The stockholders approved the amendment of Article FIFTH of our Certificate of Incorporation to phase out the classified Board so that the Board will be fully declassified from and after the election of directors at our 2026 Annual Meeting of Stockholders.

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,832,070	15,394	3,877	608,916
Proposal 5. Ratification of the Appointment of Our Independent Registered Public Accounting Firm. The stockholders ratified the appointment of Crowe LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

Votes For	Votes Against	Abstentions
14,442,365	11,709	6,183
Item 9.01    Financial Statements and Exhibits.
(d) The following exhibits are being filed with this Current Report on Form 8-K.

3.1	Certificate of Amendment to the Restated Certificate of Incorporation of MYR Group Inc., dated April 20, 2023
3.2	Amended and Restated By-Laws of MYR Group Inc., effective April 20, 2023
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYR GROUP INC.

Dated: April 24, 2023	By:	/s/ WILLIAM F. FRY
		Name:	William F. Fry
		Title:	Vice President, Chief Legal Officer and Secretary